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                                                                    EXHIBIT 21



                                  SUBSIDIARIES

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                                                                      Jurisdiction
                                                                           of
                                                                      Organization
Advantage Care, Inc.
Arnett Health Plans, Inc.                                                  IN
   -   Arnett HMO, Inc.                                                    IN
   -   Arnett TPA, Inc.                                                    IN
CareWise, Inc.                                                             DE
First Physician Care, Inc.                                                 DE
   -   First Physician Care of Atlanta, Inc.                               GA
   -   First Physician Care of Palm Beach, Inc.                            DE
   -   First Physician Care of Riverbend, Inc.                             DE
   -   First Physician Care of South Florida, Inc.                         FL
   -   First Physician Care of Tampa Bay, Inc.                             FL
   -   FPCNT, Inc.                                                         TX
IPA Management Associates, L.P.                                            TN
   -   Baytown Physicians Association Management Partners LP               TN
   -   Beaumont Physicians Association Management Partners LP              TN
   -   Central Houston Physicians Association Management Partners, LP      TN
   -   Conroe Managed Care Group                                           TX
   -   Hispamed Physicians Association Management Partners LP              TN
   -   Mid-Jefferson Management Partners, L.P.                             TN
   -   Northwest IPA Management Partners, LP                               TN
Morgan Health Group, Inc.                                                  GA
NAMM- Texas Investments, L.P.                                              TN
North American Medical Management, Inc.                                    TN
   -   North American Medical Management, Incorporated                     CA
       -   AB1 Management Ventures, L.P.                                   CA
       -   AB2 Management Ventures, L.P.                                   CA
       -   AB3 Management Ventures, L.P.                                   CA
       -   Alameda PODS Management Ventures, L.P.                          CA
       -   EMG PODS Management Ventures, L.P.                              CA
       -   Muir Primary Care PODS Management Partners, L.P.                TN
       -   Pinole PODS Management Ventures, L.P.                           CA
       -   Rossmoor PODS Management Partners, L.P.                         TN
   -   North American Medical Management-Alabama, Inc.                     TN
   -   North American Medical Management-Arizona, Inc.                     TN
   -   North American Medical Management-Kansas City, Inc.                 TN
   -   North American Medical Management-Kentucky, Inc.                    TN
   -   North American Medical Management-Illinois, Inc.                    IL
   -   North American Medical Management-Indiana, LLC                      TN
   -   North American Medical Management-New Jersey, Inc.                  TN
   -   North American Medical Management-New York, Inc.                    TN
   -   North American Medical Management-New York City, Inc.               TN

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
   -   North American Medical Management-Desert Region, Inc.
       (f/k/a North American Medical Management-Nevada, Inc.               TN
       -   IPA Management Company-Desert Region, LLC
   -   North American Medical Management-San Antonio, L.P.                 TN
   -   North American Medical Management-Southern California, Inc.         CA
       -   EPMG Management Ventures, LP                                    CA
   -   North American Medical Management-Tennessee, Inc.                   TN
       -    Physician Network Management, LLC                              TN
PhyCor - Lafayette, LLC                                                    TN
PhyCor - Texas Gulf Coast, L.P.                                            TN
PhyCor-Texas Partnerships, Inc.                                            TN
PhyCor Management Corporation                                              TN
   -   PhyCor Management Corporation-Florida, Inc.                         TN
       -   Central Florida IPA Management Investors, L.P.
   -   PMC of Colorado, Inc.                                               TN
   -   PMC of Michigan, Inc.                                               TN
PhyCor Medical Management Company of Colorado, LLC                         TN
PhyCor of Anne Arundel County, Inc.                                        TN
PhyCor of Birmingham, Inc.                                                 TN
PhyCor of Boulder, Inc.                                                    TN
PhyCor of Charlotte, LLC.                                                  DE
PhyCor of Chickasha, Inc.                                                  TN
PhyCor of Coachella Valley, Inc.                                           TN
PhyCor of Columbia, Inc.                                                   TN
PhyCor of Conroe, L.P.                                                     TN
PhyCor of Corsicana, L.P.                                                  TN
PhyCor of Dallas, L.P.                                                     TN
PhyCor of Denver, Inc.                                                     TN
       -   FHS, Inc.                                                       CO
           -   Front Range Medical Management, Inc.                        CO
PhyCor of Evansville HMO, Inc.                                             IN
PhyCor of Evansville, LLC                                                  TN
PhyCor of Fort Smith, Inc.                                                 TN
PhyCor of Ft. Walton Beach, Inc.                                           TN
PhyCor of Greeley, Inc.                                                    TN
PhyCor of Hattiesburg, Inc.                                                TN
PhyCor of Hawaii, Inc.                                                     TN
       -   Straub Health Plan Services, Inc.                               HI
PhyCor of Huntington, Inc.                                                 TN
PhyCor of Irving, L.P.                                                     TN
PhyCor of Jacksonville, Inc.                                               TN
PhyCor of Kentucky, LLC                                                    TN
PhyCor of Kingsport, Inc.                                                  TN
PhyCor of Laconia, Inc.                                                    TN
PhyCor of Maui, Inc.                                                       TN
PhyCor of Mesa, Inc.                                                       TN
PhyCor of Minot, Inc.                                                      TN
PhyCor of Murfreesboro, Inc.                                               TN
PhyCor of Nashville, Inc.                                                  TN
PhyCor of New Britain, Inc.                                                TN
PhyCor of Newnan, Inc.                                                     TN

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
PhyCor of Northeast Arkansas, Inc.                                         TN
PhyCor of Northern California, Inc.                                        TN
PhyCor of Northern Michigan, Inc.                                          TN
PhyCor of Ogden, Inc.                                                      TN
PhyCor of Olean, Inc.                                                      TN
PhyCor of Pensacola, Inc.                                                  TN
PhyCor of Pueblo, Inc.                                                     TN
PhyCor of Richmond, Inc.                                                   TN
PhyCor of Roanoke, Inc.                                                    TN
PhyCor of Rockford, Inc.                                                   TN
PhyCor of Rome, Inc.                                                       TN
PhyCor of Ruston, LLC                                                      DE
PhyCor of San Antonio, L.P.                                                TN
PhyCor of Sayre, Inc.                                                      TN
PhyCor of South Bend, LLC                                                  TN
PhyCor of St. Petersburg, Inc.                                             TN
PhyCor of Tidewater, Inc.                                                  TN
PhyCor of Toledo, Inc.                                                     TN
PhyCor of Vancouver, Inc.                                                  TN
PhyCor of Vero Beach, Inc.                                                 FL
PhyCor of West Houston, L.P.                                               TN
PhyCor of Western Tidewater, Inc.                                          TN
PhyCor of Wharton, L.P.                                                    TN
PhyCor of Wichita Falls, L.P.                                              TN
PhyCor of Wilmington, LLC                                                  DE
PhyCor/Lexington Real Estate, LLC                                          TN
PrimeCare International, Inc.                                              DE
   -   Apple Valley Surgery Center Medical Corporation                     CA
   -   Desert Valley Hospital, Inc.                                        CA
   -   PrimeCare Medical Network, Inc.                                     CA
St. Petersburg Medical Clinic, Inc.                                        FL
The Member Corporation, Inc.                                               TN

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